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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 7, 1999

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Massachusetts                      0-15680                       04-2921566
-------------                      -------                       ----------
  (STATE OF                     (COMMISSION                    (IRS EMPLOYER
ORGANIZATION)                     FILE NO.)                  IDENTIFICATION NO.)

       200 Clarendon Street
         Boston, MA  02116                             (800) 722-5457
         -----------------                             --------------
  (ADDRESS OF PRINCIPAL EXECUTIVE                 (REGISTRANT'S TELEPHONE
   OFFICES, INCLUDING ZIP CODE)                    NUMBER, INCLUDING AREA
                                                           CODE)

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

ITEM 2 - Acquisition or Disposition of Assets
---------------------------------------------

Disposition of the Carnegie Center
----------------------------------

During July 1998 the General Partner listed the Carnegie Center for sale because of the current status of the property, the projected future capital requirements necessary for the property to maintain its competitive position within the market and the current conditions in the Cincinnati real estate market,

On January 7, 1999 for a net sales price of approximately $4,090,000 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $362,000, which represents the difference between the net sales price and the property's carrying value of approximately $3,728,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from Kiesland Partnership IX (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated September 30, 1998, which is included as Exhibit 1 of this report.

ITEM 7 - Financial Statements
-----------------------------

(A)  Financial Statements

       Pro Forma Balance Sheet at September 30, 1998.........................3

       Pro Forma Statement of Operations for the Nine Months

          Ended September 30, 1998...........................................4

       Pro Forma Statement of Operations for the Year Ended

          December 31, 1997..................................................5

       Notes to Pro Forma Financial Statements...............................6

(B)  Exhibits

       1. Purchase and Sale Agreement (excluding exhibits) between
          John Hancock Realty Income Fund Limited Partnership and
          Kiesland Partnersip IX dated ......................................9


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               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

On January 7, 1999, the Partnership sold the Carnegie Center property (the "Property") to the Buyer for a net sales price of approximately $4,090,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)

                                                         Historical           Pro Forma
                                                           Summary         Adjustment for        Pro Forma
                                                        September 30,       the Carnegie       September 30,
                                                            1998               Center              1998
                                                            ----               ------              ----
Cash and cash equivalents                               $  2,290,075        $ 4,023,262        $  6,313,337
Restricted cash                                               59,400            (26,520)             32,880
Other assets                                                 254,921                  -             254,921
Property held for sale                                    18,780,091         (3,728,036)         15,052,055
                                                        ------------        -----------        ------------

           Total assets                                 $ 21,384,487        $   268,706        $ 21,653,193
                                                        ============        ===========        ============


Liabilities:

      Accounts payable and accrued expenses             $    428,458        $   (93,258)       $    335,200
      Accounts payable to affiliates                         214,969                  -             214,969
                                                        ------------        -----------        ------------
           Total liabilities                                 643,427            (93,258)            550,169

Partners' equity/(deficit):

    General Partner                                         (250,795)             3,620            (247,175)
    Limited Partners                                      20,991,855            358,344          21,350,199
                                                        ------------        -----------        ------------
           Total partners' equity                         20,741,060            361,964          21,103,024
                                                        ------------        -----------        ------------

           Total liabilities and partners' equity       $ 21,384,487        $   268,706        $ 21,653,193
                                                        ============        ===========        ============


                   See Notes to Pro Forma Financial Statements


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




               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                              Historical
                                                Summary          Pro Forma          Pro Forma
                                             For the Nine      Adjustment for      For the Nine
                                             Months Ended        the Stone        Months Ended
                                             September 30,       Container        September 30,
                                                 1998            Building             1998
                                                 ----            --------             ----

Income:
      Rental income                           $ 1,908,452        $(372,241)       $ 1,536,211
      Interest income                              72,475                -             72,475
                                              -----------        ---------        -----------

           Total income                         1,908,927         (372,241)         1,608,686

Expenses:
      Depreciation                                372,850          (83,141)           289,709
      General and administrative                  349,854                -            349,854
      Property operating expenses                 251,488          (87,502)           163,986
      Amortization of deferred expenses            64,380          (19,467)            44,913
      Management fee                               48,285                -             48,285
                                              -----------        ---------        -----------

           Total expenses                       1,086,587         (190,110)           896,747
                                              -----------        ---------        -----------

           Net income                         $   894,070        $(182,131)       $   711,939
                                              ===========        =========        ===========

Allocation of net income:
      General Partner                         $     8,941        $  (1,821)       $     7,120
      John Hancock Limited Partner                (16,927)               -            (16,927)
      Investors                                   902,056         (180,310)           721,746
                                              -----------        ---------        -----------
                                              $   894,070        $(182,131)       $   711,939
                                              ===========        =========        ===========

           Net income per Unit                $      9.84        $   (1.97)       $      7.87
                                              ===========        =========        ===========


                   See Notes to Pro Forma Financial Statements


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               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                               Historical         Pro Forma
                                                 Summary        Adjustment for     Pro Forma
                                           For the Year Ended      the Stone   For the Year Ended
                                              December 31,         Container      December 31,
                                                  1997             Building          1997
                                                  ----             --------          ----
                                                (Audited)         (Unaudited)     (Unaudited)


Income:
      Rental income                           $ 2,861,166        $  (473,627)     $ 2,387,539
      Interest income                             107,469                  -          107,469
      Loss on Sale of property                     (5,321)                 -           (5,321)
                                              -----------        -----------      -----------

           Total income                         2,963,314           (473,627)       2,489,687

Expenses:
      Depreciation                                667,869           (166,282)         501,587
      General and administrative                  384,727                  -          384,727
      Property operating expenses                 396,136            (74,378)         321,758
      Management fee                               75,176                  -           75,176
      Property write-down                         668,520                  -          668,520
      Amortization of deferred expenses           134,503            (19,467)         115,036
                                              -----------        -----------      -----------

           Total expenses                       2,326,931           (260,127)       2,066,804
                                              -----------        -----------      -----------

           Net income                         $   636,383        $   213,500      $   422,883
                                              ===========        ===========      ===========

Allocation of net income:
      General Partner                         $     6,364        $    (2,135)     $     4,229
      John Hancock Limited Partner               (141,179)                 -         (141,179)
      Investors                                   771,198           (211,365)         559,833
                                              -----------        -----------      -----------
                                              $   636,383        $  (213,500)     $   422,883
                                              ===========        ===========      ===========

           Net income per Unit                $      8.41        $     (2.30)     $     (6.11)
                                              ===========        ===========      ===========


                   See Notes to Pro Forma Financial Statements


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               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

NOTE 1 - CARNEGIE CENTER

On January 8, 1999, the Partnership sold the Carnegie Center property (the "Property") to the Buyer for a net sales price of approximately $4,090,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $362,000 which represents the difference between the net sales price and the property's carrying value of approximately $3,728,000.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1998 reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.


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               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS (CONTINUED)

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.


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               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 3rd day of February, 1999.

                                    John Hancock Realty Income Fund Limited
                                    Partnership

                                    By:  John Hancock Realty Equities, Inc.,
                                         General Partner

                                      By:  /s/ William M. Fitzgerald
                                           --------------------------------
                                           William M. Fitzgerald, President

                                      By:  /s/ Richard E. Frank
                                           --------------------------------
                                           Richard E. Frank, Treasurer
                                           (Chief Accounting Officer)


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